UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2022
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

    On April 29, 2022, Corteva, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 7, 2022, the record date for the annual meeting, 726,773,605 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 625,894,584 shares of common stock were voted in person or by proxy, representing 86.11 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's 2022 Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 13 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Lamberto Andreotti	548,233,605	13,996,896	744,571	62,919,512
Klaus A. Engel, Ph.D.	554,657,802	7,577,590	739,680	62,919,512
David C. Everitt	526,950,699	35,201,210	823,163	62,919,512
Janet P. Giesselman	551,709,211	10,585,139	680,722	62,919,512
Karen H. Grimes	554,110,489	8,175,466	689,117	62,919,512
Michael O. Johanns	552,106,335	10,106,166	762,571	62,919,512
Rebecca B. Liebert, Ph.D.	558,310,189	3,968,248	696,635	62,919,512
Marcos M. Lutz	556,513,291	5,737,637	724,144	62,919,512
Charles V. Magro	560,502,464	1,764,051	708,557	62,919,512
Nayaki R. Nayyar	550,089,698	12,038,214	847,160	62,919,512
Gregory R. Page	514,523,126	47,692,184	759,762	62,919,512
Kerry J. Preete	549,581,443	12,643,766	749,863	62,919,512
Patrick J. Ward	555,816,183	6,403,524	755,365	62,919,512

Proposal 2 - Advisory vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
526,740,947	34,316,001	1,918,124	62,919,512

Proposal 3 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain
591,857,256	33,183,113	854,215

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

May 5, 2022